Exhibit 14b

CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our reports dated March 1, 2018 and  March 1, 2019 with respect to the financial statements of Stira Alcentra Global Credit Fund included in Amendment No. 1 to the Registration Statement (Form N-14, registration number 333-229041) and related Joint Proxy Statement/Prospectus of Priority Income Fund, Inc.

                                                                                                                       /s/ Ernst & Young LLP
New York, New York
March 22, 2019